UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.________)


    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement


                  AXA ROSENBERG VARIABLE INSURANCE TRUST FUNDS
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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


                              [AXA LOGO] Rosenberg
                              --------------------
                                         MUTUAL FUNDS

                                                                   December 2003

Dear AXA Rosenberg VIT Value Long/Short Equity Fund Shareholder:

Your Board of Trustees and the Fund's majority shareholder have determined to appoint Charles Schwab Investment Management Inc. ("CSIM") as the Investment Advisor to the AXA Rosenberg VIT Value Long/Short Equity Fund. AXA Rosenberg Investment Management LLC ("AXA Rosenberg") will maintain its role as the day-to-day portfolio manager of the Fund through a sub-advisory relationship. There will be no change to the investment strategy, which utilizes our proprietary stock selection and risk models to identify potential holdings and build portfolios. The same team at AXA Rosenberg will be responsible for overseeing our investment process and ensuring its consistent application to the Fund. In connection with CSIM's new role, the Fund will be re-branded the Laudus Rosenberg VIT Value Long/Short Equity Fund. We expect the Fund's share class offerings and fees to remain the same.

The enclosed Information Statement provides the details about the changes to the VIT Value Long/Short Equity Fund. We encourage you to read it carefully and to contact us should you have any questions regarding its contents; however no specific action is required on your part to effect this change.

We value the trust and confidence you have shown us through your investments with AXA Rosenberg and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Edward H. Lyman
-------------------
Edward H. Lyman                                                     800.447.3332
President                                                  AXAROSENBERGFUNDS.COM
AXA Rosenberg Variable Insurance Trust Funds

                                       Barr Rosenberg Variable Insurance Trust
                                       3435 Stelzer Road
                                       Columbus, Ohio 43219


December 30, 2003


Dear Shareholder:


On December 30, 2003, the majority shareholder of the AXA Rosenberg VIT Value Long/Short Equity Fund, the sole series of the Barr Rosenberg Variable Insurance Trust, approved certain changes to the Board of Trustees and the advisory arrangements for the Fund, which will be implemented on or about January 30, 2004. These changes were previously approved by the Board of Trustees of the Barr Rosenberg Variable Insurance Trust.


No action on your part is required in connection with this Information Statement. The Trustees and officers of the Barr Rosenberg Variable Insurance Trust believe these changes are important, however, and encourage you to read the enclosed Information Statement carefully.

                                       Sincerely,

                                       SARA DONALDSON, CLERK
                                       Barr Rosenberg Variable Insurance Trust

                AXA ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND
              A SERIES OF BARR ROSENBERG VARIABLE INSURANCE TRUST
                    3435 STELZER ROAD, COLUMBUS, OHIO 43219

                   ---------------------------------------

                             INFORMATION STATEMENT

                               December 30, 2003

                   ---------------------------------------


This information statement (the "Information Statement") is being furnished to the shareholders of the AXA Rosenberg VIT Value Long/Short Equity Fund (the "Fund"), the sole series of the Barr Rosenberg Variable Insurance Trust (the "Trust"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended, in connection with the following proposals (each a "Proposal") that were approved by written consent of the Majority Shareholder (defined below) of the Fund on December 30, 2003:


PROPOSALS

1. To elect trustees for the Trust (each a Trustee and collectively, the Trustees).

2. To approve a new Management Agreement between Charles Schwab Investment Management, Inc. ("CSIM") and the Trust on behalf of the Fund.

3. To approve a Subadviser Agreement among CSIM, AXA Rosenberg Investment Management LLC ("AXA Rosenberg") and the Trust on behalf of the Fund.


This Information Statement will be furnished to shareholders of record of the Fund as of close of business on December 19, 2003 (the "Record Date"). As of the Record Date, the number of shares outstanding for the Fund was 965,488.354. This information statement is first being mailed to shareholders on or about December 30, 2003. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. As described more fully below, a single shareholder that owns more than 50% of the Fund's outstanding shares has indicated its approval of each of the Proposals.

BENEFICIAL OWNERS. Information about beneficial owners of 5% or more of the shares of the Fund as of the Record Date is set forth below. The Equitable Life Assurance Society of the United States (the "Majority Shareholder") held in excess of 50% of the outstanding shares of the Fund as of the Record Date and has consented in writing to each of the Proposals. As a result, each Proposal has been approved as required by applicable law and no further votes or consents are needed. To the Trust's knowledge, no owner of an insurance contract had the right as of the Record Date to give voting instructions with respect to more than five percent of either class of the Fund.



                           NAME AND                         NUMBER         PERCENT OF     PERCENT OF
                          ADDRESS OF                       OF SHARES      OUTSTANDING     OUTSTANDING
                          BENEFICIAL                     BENEFICIALLY        SHARES        SHARES OF
FUND CLASS                  OWNER                            OWNED          OF CLASS          FUND
------------   ------------------------------------     --------------   -------------   ------------
Class 1        Rosenberg Institutional Equity Mgmt.              1.00         100%             --*
               4 Orinda Way, Suite 300E
               Orinda, California 94563-2523

Class 2        The Equitable Life Assurance                   700,000         72.5%          72.5%
                 Society of the United States
               1290 Avenue of the Americas
               Life Assurance Society of the US
               New York, New York 10104

               Separate Account FP of                      265,486.35        27.5%          27.5%
                 The Equitable Life Assurance
                 Society of the United States
               1290 Avenue of the Americas
               Life Assurance Society of the US
               New York, New York 10104



----------------
* represents less than 1%

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST. As of October 15, 2003, each of the Trustees and certain executive officers of the Trust beneficially owned no shares of the Fund.


ABOUT THE PROPOSALS


In connection with the proposals, AXA Rosenberg and CSIM have entered into an agreement regarding AXA Rosenberg's and CSIM's cooperation in realigning responsibilities for the Fund's assets. When the transaction becomes effective, CSIM will replace AXA Rosenberg as the investment adviser to the Fund and AXA Rosenberg shall act as subadviser to the Fund. In its new capacity as subadviser, AXA Rosenberg will continue to provide day-to-day portfolio management services to the Fund, while, as adviser, CSIM will supervise AXA Rosenberg and assume the other functions currently fulfilled by AXA Rosenberg. The Agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the proposed subadvisory fees for AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser for the Fund. Consequently, CSIM will have a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee. The amount of compensation owed to AXA Rosenberg upon its termination, if any, is based on a formula that takes into account when AXA Rosenberg is terminated, the circumstances surrounding the termination, the performance of the Fund leading up to the termination, the assets under management at the time of termination and the amount of compensation under the Subadviser Agreement that AXA Rosenberg received in the 12-month period prior to the termination. The agreement also contains a limited non-compete provision that provides (a) that, for an eight-year period (or a shorter period in certain events), AXA Rosenberg cannot advise other mutual funds, subject to certain exceptions, and (b) that CSIM, subject to certain exceptions, cannot offer other quantitatively managed mutual funds except under its existing Schwab MarketMasters, SchwabFunds and Excelsior brands. Consummation of the agreement is conditioned upon, among other things, approval of the Proposals by shareholders of the Fund. Each of Dr. Kenneth Reid, a current Trustee, and Jeffrey Lyons, a Nominee, may be deemed to have a material interest in the Proposals because of the agreement described in this paragraph by virtue of his employment with and direct or indirect ownership interest in AXA Rosenberg and CSIM's corporate parent, respectively.


                                  PROPOSAL 1

                              TO ELECT TRUSTEES.


ELECTION OF TRUSTEES

The Majority Shareholder of the Trust has elected three Nominees to serve as Trustees upon implementation of the Proposals, each to hold office until a successor is elected and qualified. The three Nominees (who have not previously served on the Board of Trustees) include two Independent Nominees and one officer of the Charles Schwab Corporation ("Schwab"), all of whom serve on the boards of trustees of other mutual funds advised by CSIM.

Each Nominee has consented to being named in this information statement and has agreed to serve as a Trustee upon implementation of the Proposals. It is anticipated that Dr. Reid, the current Interested Trustee, and two of the three current Independent Trustees (William F. Sharpe and Dwight M. Jaffee) will resign from the Board.


The two Nominees to serve as Independent Trustees have been nominated by Messrs. Sharpe and Jaffee and Nils H. Hakansson, the current Independent Trustees. Messrs. Sharpe, Jaffee and Hakansson are familiar with the background and relevant experience of those two Nominees and have met with them in person to discuss the nomination and their service as Independent Trustees.

The Board of Trustees does not know of any reason why any Nominee would be unable or unwilling to serve as a Trustee.

INFORMATION ABOUT CURRENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEES

The table below provides basic information about each Nominee and the current Trustees. The mailing address for each Nominee is 101 Montgomery Street, San Francisco, California 94104. The mailing address for each current Trustee is c/o Barr Rosenberg Variable Insurance Trust, 3435 Stelzer Road, Columbus, OH 43219. There is no stated term of office for the Trustees.


                                                                      NUMBER
                       POSITION                                      OF FUNDS
                       WITH THE                                       IN THE
                       TRUST AND                                       FUND
                      THE LENGTH       BUSINESS EXPERIENCE AND       COMPLEX
                        OF TIME        OTHER DIRECTORSHIPS HELD       TO BE
NAME AND AGE            SERVED        DURING THE PAST FIVE YEARS     OVERSEEN
------------         -----------  --------------------------------   --------
NOMINEES FOR INDEPENDENT TRUSTEE
Mariann Byerwalter     Nominee    Chairman of JDN Corporate           61***
43                                Advisory LLC. From 1996 to
                                  2001, Ms. Byerwalter was the
                                  Vice President for Business
                                  Affairs and Chief Financial
                                  Officer of Stanford University
                                  and, in 2001, Special Adviser
                                  to the President of Stanford
                                  University. Trustee of each
                                  portfolio of The Charles
                                  Schwab Family of Funds,
                                  Schwab Investments, Schwab
                                  Annuity Portfolios and Schwab
                                  Capital Trust (consisting of 49
                                  portfolios). Ms. Byerwalter also
                                  is on the Board of Trustees of
                                  Stanford University, America
                                  First Companies, Omaha, NE
                                  (venture capital/fund
                                  management), Redwood Trust,
                                  Inc. (mortgage finance),

                                                                      NUMBER
                       POSITION                                      OF FUNDS
                       WITH THE                                       IN THE
                       TRUST AND                                       FUND
                      THE LENGTH       BUSINESS EXPERIENCE AND       COMPLEX
                        OF TIME        OTHER DIRECTORSHIPS HELD       TO BE
NAME AND AGE            SERVED        DURING THE PAST FIVE YEARS     OVERSEEN
------------         -----------  --------------------------------   --------
                                  Stanford Hospitals and Clinics,
                                  SRI International (research),
                                  PMI Group, Inc. (mortgage
                                  insurance) and Lucile Packard
                                  Children's Hospital; Director
                                  until 2002, LookSmart, Ltd. (an
                                  Internet infrastructure
                                  company).

William A. Hasler      Nominee    Co-Chief Executive Officer,         61***
62                                Aphton Corporation (bio-
                                  pharmaceuticals). Prior to
                                  August 1998, Mr. Hasler was
                                  Dean of the Haas School of
                                  Business at the University of
                                  California, Berkeley (higher
                                  education). Trustee of each
                                  portfolio of The Charles
                                  Schwab Family of Funds,
                                  Schwab Investments, Schwab
                                  Annuity Portfolios and Schwab
                                  Capital Trust (consisting of 49
                                  portfolios). Mr. Hasler also is
                                  on the Board of Directors of
                                  Solectron Corporation
                                  (manufacturing), Tenera, Inc.
                                  (services and software),
                                  Airlease Ltd. (aircraft leasing),
                                  Mission West Properties
                                  (commercial real estate) and
                                  Digital Microwave Corporation
                                  (a network equipment
                                  corporation).

                                                                      NUMBER
                       POSITION                                      OF FUNDS
                       WITH THE                                       IN THE
                       TRUST AND                                       FUND
                      THE LENGTH       BUSINESS EXPERIENCE AND       COMPLEX
                        OF TIME        OTHER DIRECTORSHIPS HELD       TO BE
NAME AND AGE            SERVED        DURING THE PAST FIVE YEARS     OVERSEEN
------------         -----------  --------------------------------   --------
NOMINEE FOR INTERESTED TRUSTEE
Jeffrey M. Lyons *     Nominee    Executive Vice President, Asset     61***
48                                Management Products &
                                  Services since September 2001,
                                  Charles Schwab & Co., Inc.
                                  Prior to September 2001, Mr.
                                  Lyons was Executive Vice
                                  President, Mutual Funds,
                                  Charles Schwab & Co., Inc.
                                  Trustee of each portfolio of The
                                  Charles Schwab Family of
                                  Funds, Schwab Investments,
                                  Schwab Annuity Portfolios and
                                  Schwab Capital Trust
                                  (consisting of 49 portfolios).

CURRENT INDEPENDENT TRUSTEES
William F. Sharpe      Trustee    STANCO 25 Professor of              12+
68                     13 Years   Finance Emeritus, Stanford
                                  University; STANCO 25
                                  Professor of Finance, Stanford
                                  University, September
                                  1995-September 1999;
                                  Chairman, Financial Engines
                                  Incorporated (online investment
                                  advice), March 1995-2003.

Nils H. Hakansson      Trustee    Sylvan C. Coleman Professor         12+
65                     12 Years   of Finance and Accounting,
                                  Haas School of Business,
                                  University of California,
                                  Berkeley, July 1969 to
                                  June 2003.

                                                                      NUMBER
                       POSITION                                      OF FUNDS
                       WITH THE                                       IN THE
                       TRUST AND                                       FUND
                      THE LENGTH       BUSINESS EXPERIENCE AND       COMPLEX
                        OF TIME        OTHER DIRECTORSHIPS HELD       TO BE
NAME AND AGE            SERVED        DURING THE PAST FIVE YEARS     OVERSEEN
------------         -----------  --------------------------------   --------
Dwight M. Jaffee       Trustee    Professor of Finance and Real       12+
59                     4 Years    Estate, Haas School of
                                  Business, University of
                                  California, Berkeley, July 1991
                                  to present.

CURRENT INTERESTED TRUSTEE
Kenneth Reid**         Trustee    Global Chief Investment             12+
52                     13 Years   Officer, AXA Rosenberg
                                  Investment Management LLC,
                                  January 1999-present; General
                                  Partner and Director of
                                  Research, Rosenberg
                                  Institutional Equity
                                  Management, June
                                  1986-December 1998.


----------------
  * Mr. Lyons is a Nominee for Interested Trustee because he is an employee of Schwab.


 ** Mr. Reid is an Interested Trustee because he is an employee of, and holds an ownership interest in the parent company of AXA Rosenberg.

*** This includes the Fund, 49 Schwab funds and the 11 series of the Barr
    Rosenberg Series Trust that are expected to be overseen by these Trustees pursuant to a proxy statement dated December 12, 2003.

  + This includes the Fund and the 11 series of the Barr Rosenberg Series Trust
    (the "Series Trust").


TRUSTEE ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES --


The Trust has a standing Audit Committee, which is composed of all of the current Independent Trustees. The Audit Committee assists the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee did not meet during the fiscal year ended December 31, 2002, as the Fund was not operational.


The Trust does not have a standing nominating committee or a standing compensation committee or any committee performing similar functions. Consistent with the requirements of certain exemptive rules under the 1940 Act, the selection and nomination of Independent Trustees is committed to the other Independent Trustees.

COMPENSATION OF THE TRUSTEES, OFFICERS AND OTHERS -- Interested Trustees and officers of the Trust do not receive compensation from the Trust. Each Independent Trustee currently receives an annual fee of $7,590 plus an additional fee for each meeting attended. The total compensation accrued and payable to the Independent Trustees by the Trust and by the fund complex* for the fiscal year ended December 31, 2002, is shown in the table below.


                                      PENSION OR
                                      RETIREMENT      ESTIMATED        TOTAL
                                       BENEFITS        ANNUAL       COMPENSATION
NAME OF                  TOTAL        ACCRUED AS      BENEFITS        FROM THE
INDEPENDENT          COMPENSATION    PART OF FUND       UPON            FUND
TRUSTEE               FROM TRUST       EXPENSES      RETIREMENT       COMPLEX*
-----------------    ------------    ------------    ----------     ------------
Nils H. Hakansson         $0              N/A            N/A          $83,490**
Dwight M. Jaffee          $0              N/A            N/A          $83,490**
William F. Sharpe         $0              N/A            N/A          $83,490**

----------------


 * The fund complex includes the Fund as well as the eleven series of the Series Trust. The Barr Rosenberg Variable Insurance Trust was not operational during the fiscal year ended December 31, 2002.


** Reflects fees accrued for the fiscal year regardless of payment date.

If elected, Ms. Byerwalter and Mr. Hasler would receive compensation from the Trust for serving as Independent Trustees.

The Trust does not currently have a bonus, pension, profit sharing or retirement plan, but may adopt such a plan in the future.

OWNERSHIP OF FUND SECURITIES


The table below shows the dollar range of equity securities beneficially owned by each Trustee or Nominee as of October 15, 2003.



                                                                        AGGREGATE DOLLAR
                                                                        RANGE OF EQUITY
                                                                       SECURITIES IN ALL
                                                                       FUNDS OVERSEEN OR
                                                                         TO BE OVERSEEN
                                                                         BY TRUSTEE OR
                                                                         NOMINEE IN THE
                                                                           FAMILY OF
                                                                           INVESTMENT
NAME OF TRUSTEE                           DOLLAR RANGE OF EQUITY           COMPANIES*
OR NOMINEE                                SECURITIES IN THE FUND     AS OF OCTOBER 15, 2003
----------                                ----------------------     ----------------------
INDEPENDENT TRUSTEES
Nils H. Hakansson ....................             None                 $50,001-$100,000
Dwight M. Jaffee .....................             None                   Over $100,000
William F. Sharpe ....................             None                 $50,001-$100,000

                                                                        AGGREGATE DOLLAR
                                                                        RANGE OF EQUITY
                                                                       SECURITIES IN ALL
                                                                       FUNDS OVERSEEN OR
                                                                         TO BE OVERSEEN
                                                                         BY TRUSTEE OR
                                                                         NOMINEE IN THE
                                                                           FAMILY OF
                                                                           INVESTMENT
NAME OF TRUSTEE                           DOLLAR RANGE OF EQUITY           COMPANIES*
OR NOMINEE                                SECURITIES IN THE FUND     AS OF OCTOBER 15, 2003
----------                                ----------------------     ----------------------
INTERESTED TRUSTEE
Kenneth Reid ...................                   None                 Over $100,000
NOMINEES FOR INDEPENDENT TRUSTEE
Mariann Byerwalter                                 None                     None
William A. Hasler ..............                   None                     None
NOMINEE FOR INTERESTED TRUSTEE
Jeffrey M. Lyons ...............                   None                     None


----------------

* The Family of Investment Companies includes the Fund as well as the eleven series of the Series Trust.


                                  PROPOSAL 2


             TO APPROVE CSIM AS INVESTMENT ADVISER FOR THE FUND BY
               APPROVING A MANAGEMENT AGREEMENT BETWEEN CSIM AND
                        THE TRUST ON BEHALF OF THE FUND.


BACKGROUND


AXA Rosenberg currently serves as investment adviser to the Fund pursuant to an advisory agreement with the Trust on behalf of the Fund. The current investment advisory agreement between the Fund and AXA Rosenberg was last submitted to shareholders for approval on April 28, 2003 and was executed on April 29, 2003. At a meeting of the Board of Trustees held on December 10, 2003, the Board, and the Independent Trustees voting separately, unanimously approved the appointment of CSIM as investment adviser to the Fund and approved a management agreement (the "Proposed Management Agreement") between the Trust, on behalf of the Fund, and CSIM. The Board also recommended that the Proposed Management Agreement be submitted to the Majority Shareholder of the Fund for approval.

There is no intention to change the investment mandate of the Fund upon approval of CSIM as investment adviser.

As described more fully under "Proposal 3" below, the Board is also proposing that AXA Rosenberg, subject to CSIM's supervision, continue to provide day-to-day portfolio management of the Fund.

SUMMARY OF THE PROPOSED MANAGEMENT AGREEMENT


A summary of the Proposed Management Agreement and information about CSIM are provided below. The Proposed Management Agreement is attached as Exhibit A to this information statement, and the following description of the Proposed Management Agreement is qualified in its entirety by reference to such Exhibit.


The Proposed Management Agreement contains certain provisions that are different from the provisions of the current advisory agreement with AXA Rosenberg. For example: (i) the Proposed Management Agreement provides for the delegation of duties to a subadviser, while the current management agreement does not, and (ii) the fees payable to CSIM under the Proposed Management Agreement may be less than the fees payable to AXA Rosenberg under the current management agreement. (Please see "Duties Under the Proposed Management Agreement" and "Compensation" below.) A number of the provisions, however, including provisions relating to the standards of care and limitation of liability, the selection of portfolio securities and duration and termination, will not be materially different under the Proposed Management Agreement.

DUTIES UNDER THE PROPOSED MANAGEMENT AGREEMENT -- The provisions regarding the duties of the adviser under the Proposed Management Agreement are similar to those under the current agreement except that the current agreement does not provide for the delegation of responsibilities to an investment subadviser. Under the Proposed Management Agreement, CSIM will, subject to the direction and control of the Board of Trustees and at its own expense, have responsibility (either directly or in a supervisory capacity) for (i) furnishing continuously an investment program for the Fund, making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of its portfolio securities, and (ii) furnishing all necessary office space and equipment, providing bookkeeping and clerical services required to perform its duties thereunder, and paying all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of CSIM. The Agreement also provides that CSIM may, subject to the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust, as amended, and the 1940 Act, delegate its responsibility for day-to-day portfolio management and trade execution to an investment subadviser. The Proposed Management Agreement provides that CSIM is responsible for payment of all compensation to any such investment subadviser.


STANDARD OF CARE -- The limitation of liability provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The Proposed Management Agreement provides that in the absence of willful malfeasance, bad faith or gross negligence on the part of CSIM, or reckless disregard of its obligations and duties thereunder, CSIM shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Proposed Management Agreement.


PORTFOLIO TRANSACTIONS -- The portfolio transactions provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The provisions relating to execution of portfolio transactions in the Proposed Management Agreement authorize CSIM to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek the most favorable price and execution available for the Fund. However, under the Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund so long as AXA Rosenberg is subadviser, subject only to CSIM's general supervisory obligations. In the event that AXA Rosenberg is terminated as subadviser to the Fund, CSIM may maintain responsibility with regard to the selection of brokers and dealers and may execute portfolio transactions for the Fund or delegate such responsibility to a successor subadviser. In selecting a broker or dealer, CSIM shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, CSIM shall not be deemed to have acted unlawfully or to have breached any duty created by the Proposed Management Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to CSIM or to any affiliated person of CSIM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if CSIM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or CSIM's overall responsibilities with respect to the Fund and to other clients of CSIM and any affiliated person of CSIM as to which CSIM or any affiliated person of CSIM exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.


DURATION AND TERMINATION -- The duration and termination provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The Proposed Management Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to the Proposed Management Agreement or "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the continuance of the Proposed Management Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided therein, CSIM may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder. The Proposed Management Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on sixty days' written notice to CSIM or by CSIM on sixty days' written notice to the Trust. The Proposed Management Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). The Proposed Management Agreement may not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or of CSIM, cast in person at a meeting called for the purpose of voting on such amendment.

COMPENSATION -- The Fund's advisory fee under its Proposed Management Agreement will be the same (1.50% of net assets) as the advisory fee paid by the Fund under its current agreement, except that a fee of 1.45% will be charged to assets under management, if any, over $500 million.


EXPENSE LIMITATIONS


Currently, AXA Rosenberg waives fees and/or reimburses the Fund as necessary to keep ordinary operating expenses incurred by the Fund in any fiscal year, including but not limited to investment advisory fees (but subject to certain exclusions as described below), from exceeding 1.75% through December 31, 2005. CSIM has agreed to extend the limitation through December 31, 2007 at 1.74%. Both the current and proposed expense limitation agreements exclude non-recurring account fees, extraordinary expenses, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees, so total Fund operating expenses will be higher than the amounts shown below and will differ from class to class to the extent that the foregoing excluded expenses differ. The table below reflects the total annual operating expenses of each class of the Fund net of expense limitations under the current AXA Rosenberg expense limit and the proposed CSIM expense limit, based on asset levels and other expenses for the Fund's last fiscal year.

                                    TOTAL EXPENSES           TOTAL EXPENSES
                                    UNDER CURRENT            UNDER PROPOSED
                                     AXA EXPENSE              CSIM EXPENSE
                                        LIMIT                     LIMIT
                                    --------------           --------------
Class 1 ........................         1.75%                    1.74%
Class 2 ........................         2.00%                    1.99%


TRUSTEES' CONSIDERATIONS


The Trustees, including the Independent Trustees voting separately, approved the Proposed Management Agreement at a meeting held on December 10, 2003. The Trustees also held meetings on September 10 and October 15, 2003, to consider substantially similar proposed management agreements for the 11 series of the Series Trust and ask questions of representatives of CSIM. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003, to discuss the proposed management agreements for the Series Trust and other information provided by AXA Rosenberg or CSIM pursuant to the Trustees' requests. The Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Trustees reviewed CSIM's qualifications to act as investment adviser to the Fund. In response to public filings and private conversations with representatives of CSIM regarding investigations and allegations of market timing and late day trading at U.S. Trust Corporation, a subsidiary of Schwab, the Trustees considered CSIM's confirmation that, to date, it has found no improper or illegal trading by CSIM personnel for their own accounts, nor any special arrangements between CSIM and third parties to permit market timing or illegal late day trading of the SchwabFunds. In determining to recommend that shareholders approve the Proposed Management Agreement, the Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to the Fund by CSIM;
(3) the benefits that might accrue to the Fund, including increased efficiencies and economies of scale, as a result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objectives and policies of the Fund; (5) the history, reputation, qualification and background of CSIM, as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and its affiliates' ability to support the growth of assets invested in the Fund;
(9) CSIM's experience overseeing, monitoring and supervising the services of subadvisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Trustees also reviewed the fees to be paid to CSIM by the Fund under the Proposed Management Agreement in comparison with those being charged generally in the relevant segment of the mutual fund business.

Based on this evaluation, the Trustees considered whether the Proposed Management Agreement is in the best interests of the Fund and its shareholders. One of the issues influencing the Trustees' decision was the fact that despite the change in investment adviser, the Fund's investment objective, investment strategies, policies and restrictions will remain the same. The Trustees considered that it is expected that the Fund's shares will be subject to the same or a lower operating expense ratio as a result of the change in advisory arrangements. They also considered the potential for a larger long-term shareholder base as a result of CSIM's involvement, which may result in certain expenses being spread over a larger pool of assets and potentially lower transaction costs to the Fund. They discussed the various challenges to maintaining or increasing the Fund's assets over the long term and how the proposed relationship with CSIM could address those challenges. Furthermore, after adoption of the Proposed Management Agreement, AXA Rosenberg will continue to manage the assets of the Fund as subadviser to the Fund. Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any of the potential benefits described above will be realized, the Trustees concluded that the Proposed Management Agreement would be in the best interest of the Fund and its shareholders.


ABOUT CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (CSIM)

CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


As of September 30, 2003, CSIM managed 49 mutual funds and over $140.8 billion in assets. Information about funds managed by CSIM with strategies that are similar to those of the Fund is set forth below.


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS -- Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                          POSITION
----                          --------
Randall W. Merk ...........   Director, President and Chief Executive Officer

Charles R. Schwab .........   Chairman and Director

Stephen B. Ward ...........   Director, Senior Vice President and Chief Investment
                              Officer

SIMILAR FUNDS MANAGED BY CSIM


CSIM is the investment adviser for the following funds that have strategies that are similar to those of the Fund in that each invests primarily in equity securities using "quantitative" investment methodologies.


                             NET ASSETS
                               AS OF                CONTRACTUAL               EFFECTIVE
                           SEPTEMBER 30,              RATE OF                  RATE OF
FUND                            2003               COMPENSATION%*          COMPENSATION%**
-----------------------   ---------------   ---------------------------   ----------------
Schwab Core Equity                          0.54% on first $500,000,
  Fund ................   $224,883,714      0.49% on all other assets           0.41%+
Schwab Dividend
  Equity Fund .........   $163,859,723      0.85% on all assets                  ***
Schwab Hedged
  Equity Fund .........   $ 34,507,182      1.75% on all assets                 1.75%+
Schwab Small-Cap
  Equity Fund .........   $ 40,060,175      1.05% on all assets                  ***

----------------

  * These fees are paid to CSIM for the services it provides as investment adviser and administrator to each fund.


 ** Net of fee waivers and expense reimbursements.

*** These Funds have not been in operation for a complete fiscal year.
    Therefore, information on CSIM's effective rates of compensation is not yet available.

  + These figures are provided for each fund's fiscal year ending October 31, 2003.

                                  PROPOSAL 3

              TO APPROVE AXA ROSENBERG AS AN INVESTMENT SUBADVISER
                FOR THE FUND BY APPROVING A SUBADVISER AGREEMENT
                     AMONG CSIM, AXA ROSENBERG AND THE TRUST
                             ON BEHALF OF THE FUND.


BACKGROUND


At a meeting of the Board of Trustees held on December 10, 2003, the Board, including the Independent Trustees voting separately, unanimously approved the appointment of AXA Rosenberg as subadviser to the Fund and approved a Subadviser Agreement among CSIM, AXA Rosenberg and the Trust on behalf of the Fund (the "Proposed Subadviser Agreement"). The Board also recommended that the Proposed Subadviser Agreement be submitted to the Majority Shareholder of the Fund for approval.


SUMMARY OF THE PROPOSED SUBADVISER AGREEMENT

A summary of the Proposed Subadviser Agreement and information about AXA Rosenberg are provided below. The Proposed Subadviser Agreement is attached as Exhibit B to this information statement, and the following description of the

Proposed Subadviser Agreement is qualified in its entirety by reference to such Exhibit.


DUTIES UNDER THE PROPOSED SUBADVISER AGREEMENT -- Under the Proposed Subadviser Agreement, AXA Rosenberg, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees. Under the Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund so long as AXA Rosenberg is subadviser, subject only to CSIM's general supervisory obligations.

STANDARD OF CARE -- The Proposed Subadviser Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AXA Rosenberg, or reckless disregard of its obligations and duties thereunder, AXA Rosenberg shall not be subject to any liability to CSIM, to the Trust, to any Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Proposed Subadviser Agreement. This standard of care is substantially similar to the standard of care to which AXA Rosenberg is held under the current management agreement.


PORTFOLIO TRANSACTIONS -- The portfolio transaction-related provisions of the Proposed Subadviser Agreement are substantially similar to those of the current management agreement. The Proposed Subadviser Agreement authorizes AXA Rosenberg to select brokers and dealers to execute portfolio transactions, subject to the brokerage policies established by the Trustees and AXA Rosenberg's overall obligation to seek the most favorable price and execution for the Fund. In selecting a broker or dealer, AXA Rosenberg shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial ability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to AXA Rosenberg in writing, AXA Rosenberg shall not be deemed to have acted unlawfully or to have breached any duty created by the Proposed Subadviser Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to AXA Rosenberg or any affiliated person of AXA Rosenberg an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if AXA Rosenberg determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or AXA Rosenberg's overall responsibilities with respect to the Fund and to other clients of AXA Rosenberg and any affiliated person of AXA Rosenberg as to which AXA Rosenberg or any affiliated person of AXA Rosenberg exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.


DURATION AND TERMINATION -- The Proposed Subadviser Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Board of Trustees, and
(b) by the vote of a majority of the Trustees who are not parties to the Proposed Subadviser Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Subadviser Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on 60 days' written notice to AXA Rosenberg or by AXA Rosenberg on 60 days' written notice to the Trust. The Proposed Subadviser Agreement terminates automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). The Proposed Subadviser Agreement may not be amended except by a writing executed by each of the parties thereto. In certain circumstances, AXA Rosenberg shall be entitled to payment by CSIM (not the Fund) in the event of AXA Rosenberg's termination with respect to the Fund.


COMPENSATION


The Fund does not pay AXA Rosenberg's compensation under the Proposed Subadviser Agreement: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% of the gross rate of compensation payable to CSIM by the Fund under the Proposed Management Agreement described above. The compensation payable by CSIM to AXA Rosenberg under the Proposed Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of the Fund's average daily net assets, and, beginning one year after AXA Rosenberg becomes subadviser, will be adjusted (up or down) if the Fund outperforms or underperforms 90-day Treasury Bills by 2.5% or more (as described below). This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for the Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to additional compensation from CSIM if the assets under management of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the AXA Rosenberg U.S. Small Capitalization Fund) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% of the gross rate of compensation payable to CSIM by the Fund under the Proposed Management Agreement. AXA Rosenberg's compensation is described in detail on Schedule A to the Proposed Subadviser Agreement, which is attached as Exhibit B to this Information Statement, and the following summary is qualified in its entirety by the Proposed Subadviser Agreement and Schedule A thereto.


BASE SUBADVISORY FEE

This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. Please remember that all the fees described on this and the following pages are paid by CSIM to AXA Rosenberg: they do not affect how much you pay or the Fund pays.

Unless the fee payable to CSIM under the Proposed Management Agreement is increased by the Fund's shareholders (in which case the base subadvisory fee would also be increased), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed 0.675% of the Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg 0.675% (on an annual basis) of the Fund's average daily net assets up to the amount of assets in the Fund at the time AXA Rosenberg becomes subadviser (the Fund's "Existing Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg 0.60% (on an annual basis) of the Fund's portion, if any, of the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the assets of the AXA Rosenberg U.S. Small Capitalization
Fund) that exceed the aggregate Existing Assets of all such funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the assets of the AXA Rosenberg U.S. Small Capitalization
Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg 0.45% (on an annual basis) of the Fund's portion of such excess (the Fund's "Third Tier Assets").



FUND                                                 BASE SUBADVISORY FEE*
----                                                 ---------------------
AXA Rosenberg VIT Value Long/Short Equity Fund     0.675% of Existing Assets
                                                   0.60% of Second Tier Assets
                                                   0.45% of Third Tier Assets


----------------
* As noted above, the rates for the Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by the Fund are adjusted by the Trustees or the shareholders of the Fund.

PERFORMANCE ADJUSTMENT


As noted above, the compensation payable to AXA Rosenberg by CSIM under the Proposed Subadviser Agreement is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation will be increased for any quarter in which the Fund's performance exceeds that of 90-day Treasury Bills by more than 2.5%. Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which the Fund's performance falls short of the performance of 90-day Treasury Bills by more than 2.5%. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the Fund over a rolling three-year period* minus the investment record of 90-day Treasury Bills over the same period, expressed as a percentage, whether the result is positive or negative, and (b) 2.5%. The Performance Adjustment (whether positive or negative) for the Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to the Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance exceeds or falls short of the performance of 90-day Treasury Bills (the "Maximum Adjustment Performance Point") by 5.0% or more. The Performance Adjustment will be zero when the performance difference (between the Fund and 90-day Treasury Bills) is between 2.5% and -2.5% and, starting at 2.5% or -2.5% (as the case may be), it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

----------------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters (including the quarter in which it becomes subadviser), the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters (including such quarter).

The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.


PERCENTAGE BY WHICH FUND         PERFORMANCE ADJUSTMENT
PERFORMANCE EXCEEDS OR FALLS     (AS A PERCENTAGE OF THE
SHORT OF THE PERFORMANCE OF      GROSS RATE OF COMPENSATION
90-DAY TREASURY BILLS            PAYABLE TO CSIM BY THE FUND)
------------------------------   -----------------------------
 5.0% (and all higher %s)                      5%
 4.5%                                          4%
 4.0%                                          3%
 3.5%                                          2%
 3.0%                                          1%
 2.5%                                          0
 2.0%                                          0
 1.5%                                          0
 1.0%                                          0
 0.5%                                          0
-0.5%                                          0
-1.0%                                          0
-1.5%                                          0
-2.0%                                          0
-2.5%                                          0
-3.0%                                         -1%
-3.5%                                         -2%
-4.0%                                         -3%
-4.5%                                         -4%
-5.0% (and all lower %s)                      -5%


ASSETS UNDER MANAGEMENT ADJUSTMENT


Finally, to protect AXA Rosenberg, its compensation from CSIM for the Fund will be adjusted upward if the funds subadvised by AXA Rosenberg and managed by CSIM do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never be charged at a rate that exceeds 55% of the gross rate of compensation payable to CSIM by the Fund under the Proposed Management Agreement. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of the Fund's average daily net assets if the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the AXA Rosenberg U.S. Small Capitalization Fund) have not reached certain thresholds. Specifically, if the funds subadvised by AXA Rosenberg and managed by CSIM collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.025 billion and the S&P

500 Index[RegTM] is above 1,000 by calendar year-end 2007, the base subadvisory fee for the following year will be increased for a period of one year by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to the Fund.

In the event that the funds subadvised by AXA Rosenberg and managed by CSIM collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index[RegTM] is above 1,000 by calendar year-end 2008, then the base sub-advisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to the Fund.

For each year thereafter, in the event that (i) the funds subadvised by AXA Rosenberg and managed by CSIM collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2007 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index[RegTM] is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to the Fund.


In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS


The Trustees, including the Independent Trustees voting separately, approved the Proposed Subadviser Agreement for the Fund at a meeting held on December 10, 2003. The Trustees also held meetings on September 10 and October 15, 2003, to consider substantially similar proposed subadviser agreements for the 11 series of the Series Trust and ask questions of representatives of CSIM and AXA Rosenberg. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003, to discuss the proposed subadviser agreements for the Series Trust and other information provided by CSIM and AXA Rosenberg pursuant to the Trustees' requests. The Trustees received written and oral information from AXA Rosenberg regarding AXA Rosenberg's key personnel. The Trustees reviewed AXA Rosenberg's qualifications to act as subadviser and its track record as investment adviser to the Fund. In recommending that shareholders approve the Proposed Subadviser Agreement, the Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have subadvisory relationships;
(2) the performance of the Fund since the commencement of its operations; (3) the nature and quality of services expected to be rendered to the Fund by AXA Rosenberg; (4) the distinct investment objectives and policies of the Fund; (5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Trustees also reviewed the fees to be paid AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Board's decision were considerations of whether the Performance Adjustment is reasonably structured, and in particular whether it (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market,
(b) will be measured against an appropriate benchmark, (c) will give rise to significant costs in connection with the implementation or adjustment of such benchmark, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Fund. In this regard, the Trustees also considered the fact that CSIM, and not the shareholders of the Fund, would pay or recoup any Performance Adjustment to the fee payable to AXA Rosenberg.


Based on this evaluation, the Trustees considered whether the Proposed Subadviser Agreement would be in the best interests of the Fund and its shareholders. One of the issues influencing the Trustees' decision was that AXA Rosenberg has been the investment adviser to the Fund since its inception, and that it will continue to manage the assets of the Fund on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Trustees concluded that the Proposed Subadviser Agreement would be in the best interest of the Fund and its shareholders.


ABOUT AXA ROSENBERG INVESTMENT MANAGEMENT LLC

AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose Inc. is wholly-owned by AXA IM Holdings U.S. Inc. AXA IM Holdings U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company, and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).


Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group, controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as the Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.


AXA Rosenberg is located at Four Orinda Way, Building E, Orinda, California
94563.


The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the aforementioned address for AXA Rosenberg.


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

NAME                          POSITION
----                          --------
Stephane Prunet ...........   Global Chief Executive Officer
Edward H. Lyman ...........   President
Kenneth Reid ..............   Global Chief Investment Officer
William E. Ricks ..........   Chief Executive Officer and Chief Investment Officer
                              of North America
Barr Rosenberg ............   Chairman


EMPLOYEES OF AXA ROSENBERG WHO ARE OFFICERS OF THE TRUST

Listed below are the names of each current officer of the Trust who is also an officer or employee of AXA Rosenberg.



                            POSITION WITH            POSITION WITH
NAME                           THE FUND              AXA ROSENBERG
----                           --------              -------------
Edward H. Lyman .........   President           President

Kenneth Reid ............   Trustee Global      Chief Investment Officer

Thomas Mead .............   Vice President      Director, Research

Heidi Khashabi Ridley       Vice President      Managing Director,
                                                AXA Rosenberg Mutual Funds

Sara Donaldson ..........   Vice President/     US Compliance Director
                            Compliance
                            Officer/Clerk

                                POSITION WITH        POSITION WITH
NAME                              THE FUND           AXA ROSENBERG
----                              --------           -------------
Richard L. Saalfeld .........   Vice President     Director, Business
                                                   Development

William Wiebe, Esq. .........   Vice President     Chief Legal Counsel
                                and Chief
                                Legal Officer


SIMILAR FUNDS MANAGED BY AXA ROSENBERG


Except for the AXA Rosenberg Value Long/Short Equity Fund (whose (i) net assets as of September 30, 2003 were $108,592,163, (ii) contractual rate of compensation is 1.50% and (iii) effective rate of compensation is 1.50%) -- which is managed by AXA Rosenberg as a clone of the AXA Rosenberg VIT Value Long/Short Equity Fund, AXA Rosenberg does not act as investment adviser for any mutual funds that have investment objectives similar to those of the Fund.

                            ADDITIONAL INFORMATION

INFORMATION ABOUT TRUST OFFICERS


The table below provides basic information about the Trust's current officers. The mailing address of each officer is c/o Barr Rosenberg Variable Insurance Trust, 3435 Stelzer Road, Columbus, OH 43219. There is no stated term of office for the officers of the Trust. Upon implementation of the Proposals, it is anticipated that the Board of Trustees will replace certain officers with individuals who are employees of CSIM.


                               POSITION WITH
                               THE TRUST AND
                                 THE LENGTH             BUSINESS EXPERIENCE
NAME AND AGE                   OF TIME SERVED        DURING THE PAST FIVE YEARS
------------                   --------------        --------------------------
Edward H. Lyman, 60 ............ President         President, AXA Rosenberg Group
                                 8 Months          LLC, May 2002 to present; Chief
                                                   Operating Officer, AXA Rosenberg
                                                   Group LLC, January 1999 to April
                                                   2002; Chief Executive Officer, AXA
                                                   Rosenberg Global Services LLC,
                                                   January 1999 to April 2002;
                                                   Executive Vice President, Barr
                                                   Rosenberg Investment Management,
                                                   Inc. and General Counsel to the
                                                   Rosenberg Group of companies,
                                                   1990 to 1998.

Sara Donaldson, 44 ............. Vice President/   U.S. Compliance Director, AXA
                                 Compliance        Rosenberg Global Services LLC,
                                 Officer           January 2003 to present; Global
                                 8 Months          Services Coordinator and Paralegal,
                                 Clerk             AXA Rosenberg Global Services
                                 8 Months          LLC, January 1999 to January 2003;
                                                   Paralegal, Barr Rosenberg
                                                   Investment Management, September
                                                   1997 to December 1998.

Elizabeth Lawrence, 39 ......... Vice President    Senior Vice President, BISYS Fund
                                 8 Months          Services, 2001 to present; Vice
                                                   President and Senior Manager,
                                                   Client Services and Operations,
                                                   PFPC, Inc., 1999 to 2001; Director
                                                   of Client Services, PFPC, Inc., 1997
                                                   to 1999.

                                 POSITION WITH
                                 THE TRUST AND
                                   THE LENGTH           BUSINESS EXPERIENCE
NAME AND AGE                     OF TIME SERVED      DURING THE PAST FIVE YEARS
------------                     --------------      --------------------------
Thomas Mead, 55 ................. Vice President   Global Research Director, Barr
                                  8 Months         Rosenberg Research Center LLC,
                                                   May 2002 to present; Deputy
                                                   Director, Barr Rosenberg Research
                                                   Center LLC, January 1999 to April
                                                   2002; Director, Strategy
                                                   Implementation, Rosenberg
                                                   Institutional Equity Management,
                                                   January 1994 to December 1998.

Heidi Khashabi Ridley,            Vice President   Managing Director, AXA Rosenberg
  34 ............................ 8 Months         Mutual Funds, a division of AXA
                                                   Rosenberg Investment Management
                                                   LLC, January 2003 to present;
                                                   Senior Vice President, Wells Fargo
                                                   Funds Management Group LLC,
                                                   April 2001 to January 2003;
                                                   Managing Director & Principal,
                                                   Montgomery Asset Management
                                                   LLC, May 1992 to April 2001.

Richard L. Saalfeld, 60 ......... Vice President   Director, Business Development,
                                  8 Months         AXA Rosenberg Investment
                                                   Management, LLC, January 2003 to
                                                   present; President and Chief
                                                   Executive Officer, AXA Rosenberg
                                                   Mutual Funds, a division of AXA
                                                   Rosenberg Investment Management
                                                   LLC, January 1999 to January 2003;
                                                   President and Chief Executive
                                                   Officer of the mutual fund unit of
                                                   Rosenberg Institutional Equity
                                                   Management, June 1996 to
                                                   December 1998.

Troy Sheets, 32 ................. Chief            Vice President of Financial Services,
                                  Financial        BISYS Fund Services, 2002 to
                                  Officer          present; Senior Manager, KPMG
                                  8 Months         LLP, 1993 to 2002.

                                POSITION WITH
                                THE TRUST AND
                                 THE LENGTH              BUSINESS EXPERIENCE
NAME AND AGE                   OF TIME SERVED        DURING THE PAST FIVE YEARS
------------                   --------------        --------------------------
William R. Weibe, 43 .........   Vice              Chief Legal Counsel, AXA
                                 President/        Rosenberg Global Services LLC,
                                 Chief Legal       September 1998 to present.
                                 Officer
                                 5 Months

Ryan Louvar, 31 ..............   Clerk             Counsel of Legal Services, BISYS
                                 8 Months          Fund Services, 2000 to present;
                                                   Attorney, Hill, Farrer & Burrill LLP,
                                                   1999 to 2000; Attorney, Knapp
                                                   Petersen & Clarke, PC, 1997
                                                   to 1999.

Alaina V. Metz, 36 ...........   Assistant         Vice President, BISYS Fund
                                 Clerk             Services, 1995 to present.
                                 8 Months

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

The Fund's independent accountant is PricewaterhouseCoopers LLP ("PwC").


PwC conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation. In appointing PwC as independent accountant, the Audit Committee considered whether the provision of any non-audit services to the Fund by PWC was compatible with maintaining PwC's independence.

AUDIT FEES -- No fees were billed for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders, as the Fund was not operational during the fiscal year ended December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES -- There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, AXA Rosenberg or any entity that controls, is controlled by or is under common control with AXA Rosenberg that provides services to the Fund.

ALL OTHER FEES -- There were no fees billed by PwC for the most recent fiscal year for other services provided to the Fund, AXA Rosenberg and any entity that provides services to the Fund and that controls, is controlled by or is under common control with AXA Rosenberg.

OTHER SERVICE PROVIDERS


Barr Rosenberg Funds Distributor, Inc. ("BRFD"), a wholly-owned subsidiary of The BISYS Group, Inc., is the principal underwriter for the Fund. Its principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. If the proposals are approved by shareholders, it is expected that Schwab will be engaged as principal underwriter for the Fund in lieu of BRFD at some point in the future.

Pursuant to agreements dated January 1, 2003 that, if not renewed, will expire by their terms on September 30, 2005, BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219 is the Fund's administrator, transfer agent, dividend paying agent and fund accountant.

Custodial Trust Company, located at 101 Carnegie Center, Princeton, New Jersey 08540, and State Street Bank and Trust Company, Mutual Funds Division, located at Boston, Massachusetts 02102, serve as custodians for the Fund.


FUND TRANSACTIONS

The Fund was not operational during the fiscal year ended December 31, 2002.

SHAREHOLDER REPORTS

On request, the Trust will furnish, without charge, a copy of its most recent Semi-Annual Report, to any shareholder. Shareholders may direct all written requests for such reports to the Trust at 3435 Stelzer Road or you may call the Trust at 1-800-555-5737 (FOR INVESTMENT PROFESSIONALS) OR 1-800-447-3332 (FOR INDIVIDUAL INVESTORS).

                                   EXHIBIT A
                    BARR ROSENBERG VARIABLE INSURANCE TRUST

                              MANAGEMENT CONTRACT

Management Contract executed as of __________ , 2003, between BARR ROSENBERG VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), on behalf of the Laudus Rosenberg VIT Value Long/Short Equity Fund (the "Fund"), and CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager").

                                  WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

(a) Subject always to the control of the trustees of the Trust (the "Trustees") and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities, and (ii) furnish all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties in clause (i) above and pay all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of the Manager. In the performance of its duties, the Manager will comply with the provisions of the Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, each as amended from time to time, and the Fund's stated investment objectives, policies and restrictions.

(b) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.


(c) Notwithstanding Section 1(a) above and subject to the provisions of the Amended and Restated Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with an investment subadviser (the "Subadviser") for the Fund to perform, subject to the supervision of the Manager, some or all of the services for which it is responsible pursuant to paragraphs (a) and (b) of this Section 1 (including, but not limited to, the selection of brokers). The Manager will compensate the Subadviser for its services to the Fund.


(d) The Manager shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this
    Section 1 other than as provided in Section 3.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by or under common control with the manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3. COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate (based on the number of days elapsed through the end of the month) of 1.50% of the Fund's net assets up to $500 million and 1.45% of the Fund's net assets over $500 million, each as of the last business day of the month. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act); and this Contract shall not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall continue in effect until ________ , 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Contract may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Manager or by the Manager on 60 days' written notice to the Trust. Unless terminated automatically as set forth in Section 4, this Agreement may only be terminated in accordance with the provisions of this Section 5.

If the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

6. CERTAIN DEFINITIONS

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7. NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES
   AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, BARR ROSENBERG VARIABLE INSURANCE TRUST and CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                       BARR ROSENBERG VARIABLE
                                       INSURANCE TRUST

                                       By _____________________________________
                                       Title:

                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.

                                       By _____________________________________
                                       Title:

                                   EXHIBIT B
               LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND

                             SUBADVISER AGREEMENT

Subadviser Agreement executed as of ____________ , 2003 among CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager"), AXA ROSENBERG INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser") and BARR ROSENBERG VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust").

                                  WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

(a) Subject always to the control of the trustees of the Trust (the "Trustees") and the supervision of the Manager, the Subadviser, at its expense, will furnish continuously an investment program for the Laudus Rosenberg VIT Value Long/ Short Equity Fund series of the Trust (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, including exercising discretion to select brokers and dealers to execute such transactions. For avoidance of doubt, the Manager and the Trust hereby agree that the Manager shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund, subject only to the Manager's general supervisory obligations. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's then-current Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its then-current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission) and (ii) will comply with such investment guidelines as may be agreed upon from time to time between the Trustees and the Subadviser. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

(b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and reasonable assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

(c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall comply with such policies established by the Trustees and communicated to the Subadviser in writing and shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion.

(d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.


(e) The Subadviser will keep and maintain all books and records with respect to the Fund's assets and transactions required by paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Subadviser will use commercially reasonable efforts to furnish to the Manager any such information relating to the Subadviser's services under this Agreement needed by Manager and the Fund to keep and maintain the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser will use commercially reasonable efforts to furnish to Manager any other information relating to the Fund's assets that must be filed by the Fund with the SEC or sent to shareholders under the 1940 Act, and any exemptive or other relief granted by the SEC. The Subadviser agrees that all records that it maintains on behalf of the Fund are property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request and at the Fund's expense, provided, however, the Subadviser may retain copies of such records. In addition, the Subadviser will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and will transfer said records to any successor subadviser upon its termination as subadviser (or, if there is no successor subadviser, to the Manager.)


2.  OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.  COMPENSATION TO BE PAID BY THE MANAGER TO THE
    SUBADVISER.

The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.  AMENDMENTS OF THIS AGREEMENT

This Agreement shall not be amended except by a writing executed by each of the parties hereto.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall continue in effect until _________ , 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Agreement may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Subadviser or by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may only be terminated in accordance with the provisions of this paragraph 5.

6.  CERTAIN DEFINITIONS.

For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.  USE OF NAMES.


The Subadviser owns the right to use the names "Rosenberg" and "AXA Rosenberg" in connection with investment-related services or products, and such names may be used by the Trust, the Manager and the Fund only with the consent of the Subadviser. The Subadviser consents to the use by the Trust and the Manager of the names "Rosenberg" in the name of the Fund and "AXA Rosenberg" in any materials prepared in connection with the Fund, but only for so long as (i) this agreement shall remain in full force (except that the Manager and the Fund shall be permitted to use such names in reference to the Fund's former name and the Subadviser's former role as subadviser for a reasonable transition period of not less than six months nor more than twelve months after the termination of this Agreement and for periods thereafter as may be required for disclosure in a regulatory filing, subject in each case to the Subadviser's prior approval, which shall not be unreasonably withheld), and (ii) each of the Trust and Manager shall fully perform, fulfill and comply with all provisions of this agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust or the Manager at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing limited authorization by the Subadviser to the Trust and Manager to use the names "Rosenberg" and/or "AXA Rosenberg" is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, said names; the Trust and Manager acknowledge and agree that as among the Subadviser, the Trust and the Manager, the Subadviser has the exclusive right to use, or to authorize others to use, said names; and the Trust and Manager agree, on behalf of the Fund, to take such action as may reasonably be requested by the Subadviser to give full effect to the provisions of this section (including, without limitation, consenting to such use of said names). Without limiting the generality of the foregoing, the Trust and Manager agree that, upon any termination of this agreement or upon the violation of any of its provisions by the Trust or Manager, each of the Trust and Manager will use its best efforts to change the name of the Trust and Fund so as to eliminate all reference, if any, to the names "Rosenberg" and "AXA Rosenberg" and will not thereafter transact any business in a name containing the name "Rosenberg" or "AXA Rosenberg" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name "Rosenberg" or "AXA Rosenberg" or any other reference to the Subadviser, except as provided in this section. Such covenants on the part of the Trust and Manager shall be binding upon them, their trustees, directors, officers, stockholders, creditors and all other persons claiming under or through it and shall survive the termination of this Agreement.

8.  NONLIABILITY OF SUBADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.  EXERCISE OF VOTING RIGHTS.

Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10. NOTICES.

All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

11. LIMITATION OF LIABILITY OF THE TRUSTEES
    AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC and BARR ROSENBERG VARIABLE INSURANCE TRUST have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.

                                       By: ____________________________________
                                           Title:

                                       AXA ROSENBERG INVESTMENT
                                       MANAGEMENT LLC

                                       By: ____________________________________
                                           Title:

                                       BARR ROSENBERG VARIABLE
                                       INSURANCE TRUST

                                       By: ____________________________________
                                           Title:

                               SCHEDULE A--FEES


The Manager will pay to the Subadviser as compensation for the services rendered, the facilities furnished and the expenses borne by the Subadviser pursuant to Section 1, in arrears for each calendar quarter, a fee, equal to
(1) the Subadvisory Base Fee (as defined below), plus or minus (2) the Performance Adjustment (as defined below), if any.

1. The Subadvisory Base Fee shall be computed in arrears, with respect to any calendar quarter, by multiplying each Quarterly Subadvisory Base Rate (as defined below) for such quarter by the applicable tranche (as described below) of the average daily net assets of the Fund over such quarter, and adding the products thereof. Each Quarterly Subadvisory Base Rate for a particular quarter shall equal the respective Annual Subadvisory Base Rate for such quarter divided by four. The Annual Subadvisory Base Rates for any particular calendar quarter shall equal (i) with respect to the Initial Tranche (as defined below in paragraph 2) of average daily net assets of the Fund, 45% of the gross annual investment advisory rate payable to the Manager by the Fund (the "Investment Advisory Contractual Rate") under the Management Agreement between the Manager and the Fund; (ii) with respect to the Second Tranche (as defined in paragraph 2) of average daily net assets of the Fund, 40% of the Investment Advisory Contractual Rate; and (iii) with respect to the Third Tranche (as defined in paragraph 2) of average daily net assets of the Fund, 30% of the Investment Advisory Contractual Rate. The Subadvisory Base Fee for a partial quarter (if this Agreement becomes effective or is terminated on other than the first or the last day of a calendar quarter, respectively) shall be based on the average daily net assets of the Fund over, and shall be prorated based on the number of days in, such partial quarter.

2. The Initial Tranche of average daily net assets shall consist of all assets up to [Fund assets as of closing date of the adoption agreement for the Fund (the "Closing Date"1)], and notwithstanding any other provision of this Schedule A, if, for any given quarter, the Fund's assets do not exceed [Fund assets as of Closing Date], all of its average daily net assets shall be in the Initial Tranche. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of Closing Date], the Second Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of all funds subadvised by the Subadviser as of the Closing Date (including the Fund) other than the AXA Rosenberg U.S. Small Capitalization Fund (the "Existing Funds")


----------------

(1) References in this Schedule A to the assets of the Fund as of the Closing Date shall not include any assets over which the Subadviser or its affiliates have investment discretion (other than by virtue of Subadviser's position as investment adviser or investment subadviser to the Fund) that are redeemed out of the Fund within 90 days of the Closing Date.

    that exceed [aggregate assets of Existing Funds as of Closing Date] but do not exceed $2.5 billion (such proration to be proportional to the relative excesses, if any for any particular fund, of the Existing Funds' average daily net assets for such quarter over their respective assets as of the Closing Date (as set forth on Schedule B to this Agreement)); provided, however, that if the assets as of the Closing Date of any Existing Fund (as set forth on Schedule B) exceed such fund's average daily net assets over the relevant quarter, the amount of such excess (the "Second Tranche Excess") shall be allocated PRO RATA first among all other Existing Funds, including the Fund if applicable, that have assets in excess of their respective assets as of the Closing Date (as set forth on Schedule B), and, if such excess assets of the Existing Funds are insufficient to permit full allocation of the Second Tranche Excess, the remaining Second Tranche Excess shall be allocated PRO RATA among all Funds, if any, subadvised by the Subadviser that are not Existing Funds; and provided further that neither the Fund nor any other Existing Fund shall receive any allocation of the Second Tranche Excess if its average daily net assets over the quarter do not exceed [Fund assets as of Closing Date] (for the Fund) or such Existing Fund's respective assets as of the Closing Date (as set forth on Schedule
    B). Any portion of Second Tranche Excess allocated to the Fund for a particular quarter shall be considered part of the Initial Tranche, as described above, for purposes of calculating the Subadvisory Base Fee for such quarter. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of Closing Date], the Third Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of the Existing Funds, if any, in excess of $2.5 billion (such proration to be proportional to the average daily net assets for such quarter of those Existing Funds whose average daily net assets exceed their respective assets as of the Closing Date (as set forth on Schedule B)).


    Example of Second Tranche Excess Allocation:

    Assume three Funds with assets under management as of the Closing Date as follows:

      Fund A              Fund B             Fund C            Total
      ------              ------             ------            -----
   $200 million       $300 million       $500 million       $1 billion

     Assume further average daily net assets over a quarter as follows:

      Fund A              Fund B             Fund C             Total
      ------              ------             ------             -----
   $300 million       $100 million       $900 million       $1.3 billion

    In this example, all of Fund B's average daily net assets over the quarter would be in its Initial Tranche because they fall short of its assets under management as of the Closing Date. The difference between Fund B's assets as of the closing and its average daily net assets over the quarter ($200 million) constitutes

   Second Tranche Excess, which would be allocated between Fund A and Fund C (each of which has average daily net assets over the quarter that exceed its respective assets under management as of the Closing Date) PRO RATA according to the amount of such excesses. The excesses equal, for Fund A, $300-$200 million = $100 million, and for Fund C, $900 million-$500 million = $400 million, so the $200 million shortfall from Fund B would be allocated according to a 1:4 ratio between Fund A and Fund C, respectively, or $40 million to Fund A and $160 million to Fund C. Accordingly, $240 million of Fund A and $660 million of Fund C, together with Fund B's $100 million, or a total of $1 billion, would be Initial Tranche assets. The remaining $60 million of Fund A and $240 million of Fund C, or a total of $300 million, would be in the Second Tranche of those Funds.


3. The Subadvisory Base Fee shall be subject to upward adjustment for each quarter in calendar year 2008 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2007, the aggregate assets under management for all Laudus Funds subadvised by the Subadviser (excluding assets of the AXA Rosenberg U.S. Small Capitalization Fund ("Small Cap Fund Assets")) do not exceed $2,025,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Subadvisory Base Fee shall also be subject to upward adjustment for each quarter in calendar year 2009 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2008, the aggregate assets under management for all Laudus Funds subadvised by the Subadviser (excluding the Small Cap Fund Assets) do not exceed $2,775,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Subadvisory Base Fee shall also be subject to upward adjustment for each quarter of each calendar year beginning with 2010 if, (a) as of 4:00 p.m. Eastern time on the last business day of the previous calendar year, the aggregate assets under management for all funds sub-advised by the Subadviser (excluding the Small Cap Fund Assets) do not exceed 50% of the aggregate assets under management target for such year for such Funds established from time to time in the manner as may be agreed upon by Manager and Subadviser (provided always that such aggregate target amount shall not be less than $4,050,000,000), and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and
    (b) the average daily net assets of the Fund over such quarter.


4. The Performance Adjustment, if any, for any particular calendar quarter shall also be calculated in arrears and shall be equal to the product of (a) the Adjustment Rate (as defined below), (b) the Fund's Investment Advisory

    Contractual Rate divided by four, and (c) the average daily net assets of the Fund over the Rolling Period (as defined below). The Adjustment Rate shall equal two times (i) the Performance Difference for such quarter minus 2.5%, if such Performance Difference is positive, or (ii) the Performance Difference for such quarter plus 2.5%, if such Performance Difference is negative; provided, however, that the Adjustment Rate shall equal zero (and accordingly there shall be no Performance Adjustment) in the event that the Performance Difference is neither greater than 2.5% nor less than negative 2.5%; and provided further that the Adjustment Rate shall in no event be greater than positive 5% or less than negative 5%. For purposes of the foregoing, the term "Performance Difference" for any particular quarter shall mean the difference between the Fund's Investment Performance (as defined below) for the Rolling Period (as defined below) ending on the last day of the quarter, and the Record (as defined below) of 90-day Treasury Bills for the same Rolling Period; the term "Investment Performance" shall mean the daily-compounded rate of return, reflecting all income, dividends and capital actions as of the date occurring or earned by the Fund, net of all expenses of the Fund, expressed as a percentage; the term "Record" shall mean the total return of 90-day Treasury Bills, expressed as a percentage; and the term "Rolling Period" shall mean a period consisting of twelve calendar quarters, or such shorter period as has elapsed since [Closing Date], with the most recent quarter substituted for the earliest such quarter as time passes (including the quarter during which AXA Rosenberg becomes subadviser to the Fund), but in no event shall the Rolling Period be less than four calendar quarters.

                                  SCHEDULE B
                        (Assets as of the Closing Date)



Fund                                                   Assets as of the Closing Date
----                                                   -----------------------------
AXA Rosenberg U.S. Discovery Fund .................

AXA Rosenberg Enhanced 500 Fund ...................

AXA Rosenberg U.S. Large Capitalization
  Fund ............................................

AXA Rosenberg International Equity Fund ...........

AXA Rosenberg International Small
  Capitalization Fund .............................

AXA Rosenberg European Fund .......................

AXA Rosenberg U.S. Long/Short Equity Fund .........

AXA Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund ..........................

AXA Rosenberg Value Long/Short Equity
  Fund ............................................

AXA Rosenberg Global Long/Short Equity
  Fund ............................................

AXA Rosenberg VIT Value Long/Short Equity
  Fund ............................................